UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 2, 2016

LAREDO PETROLEUM, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-35380	45-3007926
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15 W. Sixth Street, Suite 900, Tulsa, Oklahoma	74119
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (918) 513-4570

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On November 2, 2016, Laredo Petroleum, Inc. (the "Company") announced its financial and operating results for the quarter ended September 30, 2016. Copies of the Company's press release and Presentation (as defined below) are furnished as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. The Company plans to host a teleconference and webcast on November 3, 2016, at 7:30 a.m. Central Time to discuss these results and management's outlook. To access the call, please dial 1-877-930-8286 or 1-253-336-8309 for international callers, and use conference code 99103479. A replay of the call will be available through Thursday, November 10, 2016, by dialing 1-855-859-2056, and using conference code 99103479. The webcast may be accessed at the Company's website, www.laredopetro.com, under the tab "Investor Relations."

In accordance with General Instruction B.2 of the Form 8-K, the information furnished under this Item 2.02 of this Current Report on Form 8-K and the exhibits attached hereto are deemed to be "furnished" and shall not be deemed "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information and exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 7.01. Regulation FD Disclosure.

On November 2, 2016, the Company furnished the press release described above in Item 2.02 of this Current Report on Form 8-K. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated into this Item 7.01 by reference.

On November 2, 2016, the Company also posted to its website certain financial and operating results and other information regarding the Company (the "Presentation"). The Presentation is available on the Company's website, www.laredopetro.com, and is attached hereto as Exhibit 99.2 and incorporated into this Item 7.01 by reference.

All statements in the press release, teleconference and the Presentation, other than historical financial information, may be deemed to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Although the Company believes the expectations expressed in such forward-looking statements are based on reasonable assumptions, such statements are not guarantees of future performance, and actual results or developments may differ materially from those in the forward-looking statements. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

In accordance with General Instruction B.2 of the Form 8-K, the information furnished under Item 7.01 of this Current Report on Form 8-K and the exhibits attached hereto are deemed to be "furnished" and shall not be deemed "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information and exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description
99.1	Press release dated November 2, 2016.
99.2	Presentation dated November 2, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAREDO PETROLEUM, INC.

Date: November 2, 2016	By:	/s/ Richard C. Buterbaugh
Richard C. Buterbaugh
Executive Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated November 2, 2016.
99.2	Presentation dated November 2, 2016.